Exhibit 99.1

Investor Presentation March 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

MarkWest Key Investment Considerations



High-Quality, Diversified Assets

- Leading presence in six core natural gas producing regions of the U.S.
- Key long-term contracts with high-quality producers to develop the Marcellus Shale, Utica Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation



1ST

Proven Track Record of Growth and Customer Satisfaction

- No incentive distribution rights, which drives a lower cost of capital
- Distributions have increased by 204% (12% CAGR) since IPO
- ~$5.0 billion in organic growth and expansion projects and acquisitions since IPO
  - Includes the Dec 2011 acquisition of the 49%, non-controlling interest of the Liberty JV
- Ranked #1 in EnergyPoint's 2011 midstream customer satisfaction survey



OHIO
Harrison
Houston
Majorsville
Mobley
Sherwood
Siloam
Cobb
Kenova
Kermit
Langley
Boldman
VIRGINIA

Substantial Growth Opportunities

- 2012 growth capital forecast of $900 million to $1.3 billion
- Growth projects are well diversified across the asset base and increase percentage of fee-based net operating margin
- Long-term organic growth opportunities focused on resource plays



Quarterly Distributions
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-

Strong Financial Profile

- Committed to maintaining strong financial profile
  - Debt to book capitalization of 55%
  - Debt to Adjusted EBITDA of 3.3x
  - Adjusted EBITDA to Interest Expense of 5.1x
  - Established relationships with joint venture partners, which provides capital flexibility

MARKWEST ENERGY PARTNERS, L.P.

4

Geographic Footprint


Utica
Shale
Pittsburgh Office
Antrim
Shale
Corporate Office
Marcellus
Shale
Woodford
Shale
Tulsa Office
Granite Wash
Formation
Huron/Berea
Shale
Barnett Shale
Haynesville/Bossier
Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- Arkoma Connector Pipeline JV
- Under construction:
  - 120 MMcf/d cryogenic processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 barrel propane storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d Langley expansion

LIBERTY
- Marcellus Shale
- 325 MMcf/d gathering capacity
- 625 MMcf/d cryogenic processing
- 60,000 Bbl/d C3+ fractionator
- Under construction:
  - ~1.1 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

UTICA
- Joint Venture with EMG
- Under construction:
  - 200 MMcf/d cryogenic processing complex in Harrison County, Ohio
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County
  - Monroe County, OH processing complex

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P.
5

Growth Driven by Customer Satisfaction 6 MarkWest Ranked #1 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. 2011 Customer Satisfaction Survey

7 Shale Plays Are Driving Natural Gas Supply Source: EIA and En*Vantage US Lower 48 Gas Production vs Demand (Trillion Cubic Feet) 0 5 10 15 20 25 30 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 0 5 10 15 20 25 30 Non-associated onshore Non-associated offshore Associated w/ oil Tight Gas Coal Bed Methane Shale Gas Net Imports Gas Demand 21% 9% 10% 9% 26% 23% 39% 25% 7% 9% 7% 13% Source EIA AEO 2012

8 Resource Play Economics Source: Goldman Sachs – February, 2012

MarkWest’s Commitment to Resource Plays 9 Net capital investments in emerging resource plays since 2006 are driving strong, long-term volume growth. Emerging Resource Plays Base Production (Conventional / Tight Sand)

Long-term Appalachian History 10 MarkWest is the largest gas processor and fractionator in the Appalachian Basin MarkWest operates five gas processing plants with total capacity of approximately 505 MMcf/d, including recently acquired Langley complex NGLs are transported to Siloam for fractionation, storage, and marketing Propane and heavier fractionation capacity of 24,000 Bbl/d On-site NGL storage capacity of approximately 285,000 barrels with access to more than 1MM barrels of additional dedicated storage Midstream infrastructure under construction 150 MMcf/d expansion of cryogenic processing capacity at Langley complex MarkWest has operated vertically integrated gas processing and NGL fractionation, storage, and marketing in the Northeast for more than 20 years The Northeast provides premium markets for NGLs Fractionating NGLs into purity products is critical Marketing options must include truck, rail, and pipeline Storage is essential Langley NGL Pipeline Fractionation Facility Processing Plant

MarkWest Liberty Overview

- **Competitive advantages**
  - Significant first-mover advantage in the prolific Marcellus Shale with key producer production commitments and acreage dedications in excess of 400,000 liquids-rich acres
  - Critical gathering, processing, transportation, fractionation, storage, and marketing infrastructure
    - On-site NGL storage capacity of approximately 52,000 barrels with access to more than 1MM barrels of additional dedicated storage
  - Extensive NGL marketing experience in the Northeast
- **Market Access**
  - Interconnected to Columbia Gas Transmission (CGT), National Fuel, TETCO, and TEPPCO Products Pipeline
  - 50,000 Bbl/d Mariner West Project to deliver Marcellus ethane to Sarnia, Ontario markets under construction
- **Gas gathering capacity**
  - 325 MMcf/d gathering capacity
  - More than 200 miles of pipe and 72,000 hp of compression
- **Cryogenic gas processing capacity**
  - 625 MMcf/d current capacity
  - ~1.1 Bcf/d under construction
- **NGL fractionation capacity**
  - 60,000 Bbl/d C3+ fractionation capacity
  - 115,000 Bbl/d de-ethanization facilities under construction



MARKWEST ENERGY PARTNERS, L.P.

11

MarkWest Liberty Marcellus Project Schedule

MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1.7 Bcf/d


PENNSYLVANIA
WEST VIRGINIA
Houston I,II,III
Majorsville I,II,III,IV
Mobley I,II
Sherwood I, II
MARINER WEST
PROPOSED MARINER EAST
TEPPCO PRODUCTS PIPELINE
PROPOSED EPD ETHANE PIPELINE

Houston Processing and Fractionation Complex

Houston I, II, and III	355 MMcf/d
C3+ Fractionation	60,000 Bbl/d
C3 pipeline	TEPPCO Deliveries
NGL Storage	1.3 MM Bbls
Truck Loading	8 Bays
Under Construction	
Rail Loading (2Q12)	200 Rail cars
De-ethanization (mid-2013)	~38,000 Bbl/d
Mariner West ethane pipeline (3Q13)	50,000 Bbl/d

Majorsville Processing and Fractionation Complex

Majorsville I and II	270 MMcf/d
NGL Pipeline to Houston	
Under Construction	
Majorsville III and IV (2013)	400 MMcf/d
De-ethanization (mid-2013)	~38,000 Bbl/d
De-ethanization (2014)	~38,000 Bbl/d

Mobley Processing Complex

Under Construction	
Mobley I (3Q12)	120 MMcf/d
Mobley II (4Q12)	200 MMcf/d
NGL Pipeline to Majorsville (2Q12)	

Sherwood Processing Complex

Under Construction	
Sherwood I (3Q12)	200 MMcf/d
Sherwood II (4Q13)	200 MMcf/d
NGL Pipeline to Mobley (3Q12)	

MARKWEST ENERGY PARTNERS, L.P. 12

Houston Processing and Fractionation Complex 13

Majorsville Processing and Fractionation Complex 14

Strong Forecasted Growth in Ethane Demand 15 Source: Wells Fargo Securities, LLC Ethane demand is forecasted to increase by more than 40% over the next 6 years Increased demand driven by Gulf Coast ethane crackers Heavy-to-light conversions New builds Expansions Re-starts Forecasted ethane supply includes ethane from the Marcellus Shale

MarkWest Liberty's Processing Complexes Support Ethane Recovery

- MarkWest Liberty has the ability to recover ethane at all of its processing plants and to transport the ethane to de-ethanization facilities via its extensive NGL gathering system
- MarkWest Liberty is developing three large de-ethanizers at its Houston and Majorsville processing complexes
  - The first phase will have capacity of 75,000 Bbl/d and will commence operation in mid-2013 to coincide with the start-up of Mariner West
  - The second phase will increase the capacity to 115,000 Bbl/d of ethane and will be online in 2014
  - MarkWest will also construct an ethane pipeline to transport ethane from Majorsville to Houston



(Bbls/d)
120,000
100,000
80,000
60,000
40,000
20,000
0
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
MW Liberty Must Recover Ethane
MW Liberty Total Recoverable Ethane
MW Liberty Planned Ethane Fractionation Capacity

MARKWEST ENERGY PARTNERS, L.P. 16

Marcellus Ethane – A Third-Party Viewpoint 17 Implied Ethane Production In the Marcellus Based on Processing Capacity Source: Wells Fargo, January 2012

Increasing Demand for US Ethane 18 Source: En*Vantage, Industry Contacts US Ethylene Industry's Max Capability to Crack Ethane (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Low Probability New Plants High Probability New Plants Converisons/Expansions/Restarts 2011 C2 Cracking Capability

Max US Ethane Supply (with and without ATEX) vs Max Ethane Cracking Capability 19 EPD’s ATEX line will be needed to support the conversions and expansions of existing ethylene plants to crack more ethane. Even if the ATEX line is at capacity (190 MBPD), which represents full Marcellus ethane extraction, it will not fully support more than 2 world-scale ethane crackers. Additional ethane extraction and logistics will be needed to fully support all of the “high probability” new world scale plants currently being studied. Max Available Ethane Supplies vs Max Ethane Cracking Capability (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Low Probability New Plants High Probability New Plants Converisons/Expansions/Restarts 2011 C2 Cracking Capability Max Ethane Supplies for US Max Ethane Supplies w/ ATEX Ethane The need for more ethane extraction Marcellus Ethane

Project Mariner: A Comprehensive Ethane Solution 20 MarkWest Houston Fractionator Mariner East Mariner West New MarkWest Liberty Pipeline Existing Sunoco Pipeline Existing Sunoco Pipeline Sarnia Pittsburgh Philadelphia

Project Mariner: A Comprehensive Ethane Solution MarkWest Liberty and Sunoco Logistics are developing efficient and scalable ethane projects that meet producers’ ethane production schedules and provide access to attractive NGL markets in North America and Europe Project Mariner requires minimal pipeline construction – a combined total of approximately 85 miles of new pipe is required to deliver ethane to the Sarnia, Gulf Coast, and European markets Project Mariner will have access to ethane storage at Sarnia and would construct ethane storage at Philadelphia and the Gulf Coast near Nederland, Texas Mariner West is scheduled to come online in mid-2013 for transportation to Sarnia, with potential future ethane deliveries to favorable international and Gulf Coast markets via Mariner East The capacity of Sunoco Logistics’ 8-inch pipeline to Philadelphia can be increased to meet increased demand 21 Sarnia Pittsburgh Gulf Coast Philadelphia

MarkWest Utica Overview

- **Joint venture with The Energy & Minerals Group (EMG)**
  - Long-term partnership to develop significant natural gas gathering, transportation, and processing and NGL transportation, fractionation, and marketing infrastructure to serve producers' drilling programs in the Utica shale in eastern Ohio
  - Partners one of the best midstream companies with a strong financial partner that share a common view towards the value of the Utica
  - Allows MarkWest to meet the significant gathering and processing needs of its producer customers while significantly reducing MWE's up-front capital
    - EMG will fund the first $500 million of capital expenditures
- **Competitive advantages**
  - Extensive gathering, processing, transportation, fractionation, storage, and marketing infrastructure throughout the Appalachian region
  - Extensive NGL marketing experience in the Northeast
- **Announced midstream development**
  - Extensive gathering infrastructure in Harrison, Guernsey, and Belmont counties that is expected to come online in 2012
  - 200 MMcf/d cryogenic processing complex in Harrison County by mid-2013; first phase expected to be online in mid-2012
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County in 2013
  - Monroe County, OH processing complex in 2013



200 MMcf/d Harrison processing plant
TEPPCO Pipeline
100,000 Bbl/d fractionation and marketing facilities
NGL pipeline
NGL pipeline
Monroe processing plant
Houston
Majorsville
Mobley
Sherwood
Pennsylvania
Ohio
West Virginia
Summit
Portage
Trumbull
Mahoning
Mercer
Lawrence
Stark
Beaver
Carroll
Tuscarawas
Jefferson
Harrison
Brooke
Guernsey
Belmont
Marshall
Greene
Noble
Monroe
Wetzel
Marion
Washington
Tyler
Pleasants
Wood
Ritchie
Doddridge
Harrison
Taylor
Lewis
Barbour
Wirt
Gilmer
Upshur
Calhoun
Roane

MARKWEST ENERGY PARTNERS, L.P. 22

MarkWest is the Midstream Leader in Northeast Shales 23 Siloam Langley Kenova Cobb Kermit Boldman Majorsville Houston Mobley Marcellus Shale Huron Shale Utica Shale Sherwood Harrison Monroe

Financial Overview

2012 DCF and Capital Expenditure Forecast

2012 DCF forecast of $440 million to $500 million

2012 capital expenditure forecast of $900 million to $1.3 billion



Southwest
$80 to $110
Northeast
$40 to $70
Liberty
$780 to $1120

Liberty

- Liquids-rich gas gathering system
- Majorsville III and IV processing plants
- Mobley I & II processing plants
- Sherwood I & II processing plants
- De-ethanization capacity
- 50,000 Bbl/d Mariner West ethane project
- NGL pipelines

Utica *

- 200 MMcf/d cryogenic processing complex in Harrison County, Ohio
- 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County
- Monroe County, OH processing complex

* The first $500 million of capex for the Utica JV will be funded by EMG, after which MarkWest will fund 100% of the capital requirements until it achieves 70% ownership.

Southwest

- 120 MMcf/d Carthage East cryogenic processing capacity
- Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

Northeast

- Langley III processing plant
- Completion of Ranger NGL pipeline

MARKWEST ENERGY PARTNERS, L.P.
25

Capital Markets and Liquidity Update MarkWest focuses on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position In 2011, the Partnership completed four equity offerings and three senior note offerings for combined net proceeds of $2.3 billion The proceeds were used to fund the $230 million EQT acquisition, the refinancing of senior notes, the acquisition of the 49% of the MarkWest Liberty join venture, and growth capital expenditures. In 2011, the Partnership extended its credit facility by one year to 2016, lowered the pricing grid by 75 bps, and increased the size to $900 million Overall, the Partnership’s weighted average cost of capital has decreased by more than 300 basis points over the past two years 26 In February 2012, MarkWest had available liquidity of approximately $1 billion.

Capital Structure ($ in millions) As of December 31, 2010 As of December 31, 2011 Cash $ 67.5 $ 117.0 Credit Facility – 66.0 8-1/2% Senior Notes due 2016 274.3 – 8-3/4% Senior Notes due 2018 499.1 81.0 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 – 499.1 6-1/4% Senior Notes due 2022 – 700.0 Total Debt $ 1,273.4 $ 1,846.1 Total Equity $ 1,458.6 $ 1,502.1 Total Capitalization $ 2,732.0 $ 3,348.2 LTM Adjusted EBITDA (1) $ 333.1 $ 451.4 Total Debt / Capitalization 47% 55% Total Debt / LTM Adjusted EBITDA (2) 3.5x 3.3x Adjusted EBITDA / Interest Expense (2) 3.5x 5.1x Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 27

Strong Distribution Growth and Unit Performance 204% Distribution Growth since IPO in May 2002 (12% CAGR) 28

Cost of Equity Capital Source: CapIQ as of March 5, 2012 29 0% 2% 4% 6% 8% 10% 12% 14% 16% NKA ETP KMP GLP TLP BWP NS XTEX EEP EROC CMLP PNG RGP HEP PAA BPL TCP DPM WPZ EPB SEP NGLS APL CPNO SXL GEL CHKM OKS MWE EPD MMP WES Cost of Equity Capital Common Unit Yield IDR Load

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-of-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns EXECUTE, EXECUTE, EXECUTE !!! 30

Appendix 31

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2010 Year ended December 31, 2011 Net income $ 31.1 $ 106.2 Depreciation, amortization, impairment, and other non-cash operating expenses 167.7 203.9 Loss on redemption of debt, net of tax benefit 42.0 72.1 Non-cash (earnings) loss from unconsolidated affiliates (1.6) 1.1 Distributions from unconsolidated affiliates 2.5 (0.3) Non-cash derivative activity 23.9 (0.3) Non-cash compensation expense 7.5 3.4 Provision for income tax – deferred (4.5) (3.9) Cash adjustment for non-controlling interest of consolidated subsidiaries (30.6) (64.5) Revenue deferral adjustment  15.4 Other 13.1 14.3 Maintenance capital expenditures, net of joint venture partner contributions (10.0) (14.6) Distributable cash flow (DCF) $ 241.1 $ 332.8 Total distributions declared for the period $ 186.0 $ 240.7 Distribution coverage ratio (DCF / Total distributions declared) 1.30x 1.38x 32

Reconciliation of Adjusted EBITDA

($ in millions)	Year ended December 31, 2009	Year ended December 31, 2010	Year ended December 31, 2011
Net income (loss)	$ (113.4)	$ 31.1	$ 106.3
Non-cash compensation expense	3.9	7.5	3.4
Non-cash derivative activity	222.8	24.7	(0.3)
Interest expense (1)	94.6	105.2	109.9
Depreciation, amortization, impairments, and other non-cash operating expenses	144.4	167.7	203.9
Loss on redemption of debt	–	46.3	79.0
Provision for income tax	(42.0)	3.2	13.7
Gain on sale of unconsolidated affiliate	(6.8)	–	–
Adjustment for cash flow from unconsolidated affiliate	(1.7)	1.0	1.3
Adjustment related to non-guarantor, consolidated subsidiaries (2)	(22.6)	(52.3)	(63.9)
Other	–	(1.3)	(1.9)
Adjusted EBITDA	$ 279.2	$ 333.1	$ 451.4

(1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.
(2) The non-guarantor subsidiaries, in accordance with Credit Facility covenants, are MarkWest Liberty Midstream & Resources, L.L.C. (Liberty), MarkWest Utica EMG L.L.C., MarkWest Pioneer, L.L.C., Wirth Gathering Partnership, and Bright Star Partnership. As of Janaury 1, 2012, Liberty is a wholly owned subsidiary but remains a non-guarantor in accordance with the Credit Facility.

MARKWEST ENERGY PARTNERS, L.P.
33

Reconciliation of Net Operating Margin ($ in millions) Year ended December 31, 2010 Year ended December 31, 2011 Income from operations $ 188.5 $ 318.2 Facility expense 151.4 173.6 Derivative activity 80.4 75.5 Revenue deferral adjustment  15.4 Selling, general and administrative expenses 75.3 81.2 Depreciation 123.2 150.0 Amortization of intangible assets 40.8 43.6 Loss on disposal of property, plant, and equipment 3.1 8.8 Accretion of asset retirement obligations 0.2 1.2 Net operating margin $ 662.9 $ 867.4 34

1515 Arapahoe Street Tower 1, Suite 1600 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com 35